                                                                    Exhibit 99.5


                   CARNES CAPITAL CORPORATION AND SUBSIDIARY

                  Unaudited Consolidated Financial Statements

                                 June 30, 2001

                   CARNES CAPITAL CORPORATION AND SUBSIDIARY

            Unaudited Consolidated Statement of Financial Condition

                                 June 30, 2001


                                   Assets
Cash and cash equivalents                                                          $      1,314,867
Receivable from clearing broker and other receivables                                     1,069,262
Furniture, fixtures and equipment, and leasehold improvements,
    at cost, less accumulated depreciation and amortization of $543,415                   1,738,708
Investment in securities                                                                  1,510,131
Other assets                                                                                127,500
                                                                                   ----------------
            Total assets                                                           $      5,760,468
                                                                                   ================
                    Liabilities and Stockholder's Equity
Liabilities:
    Accounts payable and accrued expenses                                                   221,972
                                                                                   ----------------
            Total liabilities                                                               221,972
                                                                                   ----------------
Stockholder's equity:
    Common stock, $1 par value, 200,000 shares
       authorized, 105,600 shares issued and outstanding                                    105,600
    Additional paid-in capital                                                              932,933
    Retained earnings                                                                     4,499,963
                                                                                   ----------------
            Total stockholder's equity                                                    5,538,496
Commitments
                                                                                   ----------------
            Total liabilities and stockholder's equity                             $      5,760,468
                                                                                   ================

See accompanying notes to unaudited consolidated financial statements.

                   CARNES CAPITAL CORPORATION AND SUBSIDIARY

                  Unaudited Consolidated Statement of Income

                   For the six months ended June 30, 2001


                                                                                        Six Months
                                                                                           Ended
                                                                                      June 30, 2001
Revenue:
    Commissions                                                                     $      4,891,558
    Interest and dividends                                                                   725,057
    Other                                                                                    189,821
                                                                                    ----------------
          Total revenue                                                                    5,806,436
                                                                                    ----------------
Expenses:
    Compensation and related expenses                                                      1,761,650
    Floor brokerage and clearance fees                                                       611,741
    Depreciation and amortization                                                            160,947
    Other expenses                                                                         1,045,124
                                                                                    ----------------
          Total expenses                                                                   3,579,462
                                                                                    ----------------
Net income                                                                          $      2,226,974
                                                                                    ================

See accompanying notes to unaudited consolidated financial statements.

                   CARNES CAPITAL CORPORATION AND SUBSIDIARY

      Unaudited Consolidated Statement of Changes in Stockholder's Equity

                   For the six months ended June 30, 2001

                                                                    Additional                              Total
                                                   Common            paid-in          Retained           stockholder's
                                                   stock             capital          earnings              equity
                                              ---------------   ----------------  ----------------   ------------------
Balance at December 31, 2000                  $    105,600      $     932,933     $   2,572,989      $     3,611,522
Net income                                              --                 --         2,226,974            2,226,974
Distributions to stockholder                            --                 --          (300,000)            (300,000)
                                              ---------------   ----------------  ----------------   ------------------
Balance at June 30, 2001                      $    105,600      $     932,933     $   4,499,963      $     5,538,496
                                              ===============   ================  ================   ==================

See accompanying notes to unaudited consolidated financial statements.

                   CARNES CAPITAL CORPORATION AND SUBSIDIARY

                Unaudited Consolidated Statement of Cash Flows

                    For the six months ended June 30, 2001

Cash flows from operating activities:
  Net income                                                                         $  2,226,974
  Adjustments to reconcile net income to net cash provided
    by operating activities:
      Depreciation and amortization                                                       160,947
      (Increase) decrease in operating assets:
        Increase in receivable from clearing broker and other receivables                (698,973)
        Decrease in other assets                                                           36,487
      Increase (decrease) in operating liabilities:
        Increase in securities sold, not yet purchased, at
          market value                                                                     15,950
        Decrease in accounts payable and accrued expenses                                (449,195)
                                                                                     ------------
              Net cash provided by operating activities                                 1,292,190
                                                                                     ------------

Cash flows from investing activities:
  Purchase of property and equipment                                                   (1,583,058)
                                                                                     ------------
              Net cash used in investing activities                                    (1,583,058)
                                                                                     ------------

Cash flows from financing activities:
  Distributions to stockholder                                                           (300,000)
                                                                                     ------------
              Net cash used in financing activities                                      (300,000)
                                                                                     ------------
              Increase in cash and cash equivalents                                      (590,868)

Cash and cash equivalents at beginning of period                                        1,905,735
                                                                                     ------------

Cash and cash equivalents at end of period                                           $  1,314,867
                                                                                     ============

See accompanying notes to unaudited consolidated financial statements.

                   CARNES CAPITAL CORPORATION AND SUBSIDIARY
             Notes to Unaudited Consolidated Financial Statements
                                 June 30, 2001


(1)  Organization and Nature of Business

     Carnes Capital Corporation ("CCC") is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. CCC is 100 percent owned by an individual and generates its revenue principally by providing securities brokerage services to clients of Private Capital Management, L.P. ("PCM-L.P.") for which its revenue is transaction based. Institutional Capital Management, Inc. ("ICM"), a wholly-owned subsidiary of CCC, is a consulting firm that provides research and analysis services to CCC and PCM-L.P. Collectively the assets, liabilities and operations of CCC and ICM are referred to hereafter as the "Company".

     On August 1, 2001, Legg Mason, Inc. ("Legg Mason") completed its acquisition of certain business operations of the Company, PCM-L.P. and certain affiliated entities (the "Affiliates"), which are all under common control and/or management. PCM-L.P. and the Affililiates are reported on in a separate set of financial statements.

(2)  Summary of Significant Accounting Policies

     (a)  Basis of Presentation

          The consolidated financial statements of the Company include the combined assets, liabilities and results of operations of CCC and ICM. All significant intercompany accounts and transactions have been eliminated.

     (b)  Clearing Arrangements

          Pursuant to agreements between the Company and its correspondent clearing broker, securities transactions effected by the Company are cleared on a fully disclosed basis through the correspondent broker.

     (c)  Commissions

          Securities transaction revenue and related expenses are recorded on a trade date basis.

     (d)  Furniture, Fixtures and Equipment and Leasehold Improvements

          Depreciation is provided on a straight-line basis using an estimated useful life of three to five years for equipment and five to seven years for furniture and fixtures. Leasehold improvements are amortized on a straight-line basis over the lesser of the useful life of the improvement or the term of the lease. During 2000 the estimated useful lives of certain leasehold improvements and fixtures were shortened to reflect the Company's relocation during the second quarter.

     (e)  Income Taxes

          The Company is recognized as an S corporation for Federal income tax purposes. Thus, no provision has been made for Federal income taxes.

     (f)  Cash Equivalents

          The Company considers money market instruments with maturities of 90 days or less to be cash equivalents.

     (g)  Receivable From Clearing Broker and Other Receivables

          Receivable from clearing broker and other receivables consists primarily of commissions and interest receivable from the Company's clearing broker. Such amounts are not collateralized and are expected to be fully collectible.

     (h)  Investment in Securities

          Investment in securities consists primarily of NASDAQ common stock that was offered through a private placement offering. The stock is not publicly traded and transferability is restricted. Because no market exists for the stock, it is recognized on the Company's financial statements at its cost basis, which is estimated to be its market value. This caption also contains securities sold, but not yet purchased, at market value. These investments, primarily in U.S. equity securities, are temporarily acquired in the normal course of business and any gains, losses and cash flows are considered part of the Company's normal business operations.

     (i)  Management's Use of Estimates

          The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Furniture, Fixtures and Equipment and Leasehold Improvements

     The balances of furniture, fixtures and equipment and leasehold improvements at June 30, 2001 are:

               Furniture and fixtures                      $    697,214
               Equipment                                        367,929
               Leasehold improvements                         1,216,980
               Accumulated depreciation and amortization       (543,415)
                                                           ------------

                                                           $  1,738,708
                                                           ============

(3)  Net Capital Requirements

     As a registered broker-dealer under the Securities Exchange Act of 1934 (the "Act"), the Company is subject to the Securities and Exchange Commission's Uniform Net Capital Rule pursuant to Rule 15c3-1 of the Act, which requires the maintenance of minimum net capital. At June 30, 2001, the Company had net capital of $2,066,060, which was $1,966,060 in excess of required net capital of $100,000. The Company's percentage of aggregate indebtedness to net capital was 10.7%.

(4)  Pension and 401(k) Plans

     The Company's employees participate in a pension plan administered by an affiliate of the sole stockholder. The Company contributed 6 percent of participant's eligible compensation to the plan for the six months ended June 30, 2001. Pension plan expenses were $53,660 in the six months ended June 30, 2001.

     The Company's employees participate in a 401(k) salary deferral plan administered by an affiliate of the sole stockholder. Employees are permitted, within limitations imposed by tax law, to make pre-tax contributions to the 401(k) plan pursuant to salary reduction agreements. The Company matches the employees' contributions up to a maximum of 4 percent. Plan expenses were $47,509 in the six months ended June 30, 2001.

(5)  Commitments

     Under operating leases, with remaining noncancelable terms in excess of one year at June 30, 2001, minimum aggregate annual rentals for office space are as follows:

                    Year ending December 31,
                  ---------------------------

                             2001                     $   178,762
                             2002                         366,910
                             2003                         379,779
                             2004                         393,036
                             2005                         406,834
                     2006 and thereafter                  966,665
                                                      -----------

                                                      $ 2,691,986
                                                      ===========

     The Company moved most of its operations to a new location in the second quarter of 2001. Before relocating, the company leased its office space in an office complex owned by an affiliate under an agreement that was scheduled to expire August 2008. The Company incurred rent expense of $102,233 at the previous location, including a $57,000 lease termination fee that was included in accrued expenses at June 30, 2001. The lease obligations table above excludes any obligations related to the previous lease. PCM-L.P. shares the office space and paid 50 percent of the monthly rent expense for the six months ended June 30, 2001. The Company's total rent expense, including related charges, was $181,112 for the six months ended June 30, 2001.

     The Company does not enter into significant transactions in financial instruments with off-balance-sheet risk.

(6)  Related Party Transactions

     Commission revenue for the six months ended June 30, 2001 includes $4,580,366 from clients of the Company that are also clients of PCM-L.P., which serves as investment advisor to the clients. During the six months the Company earned consulting fees of $189,821 from PCM-L.P., and at June 30, 2001 the Company had balances of $52,928 receivable from PCM-L.P. and the Affiliates. Other expenses and various assets are shared with PCM-L.P. and the allocation of these expenses and assets is estimated by management. Other entities affiliated with the sole stockholder also provide certain supporting administrative services to the Company and certain expenses of the Company are paid for by, and reimbursable to, an affiliated entity.

(7)  Fair Value of Financial Instruments

     Financial Accounting Standards Board Statement No. 107, Disclosures About Fair Value of Financial Instruments requires that all entities disclose the fair value of financial instruments, as defined, for both assets and liabilities recognized and not recognized in the statement of financial condition. The Company's financial instruments, as defined, are carried at, or approximate, fair value.